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                                                                  Exhibit 10.3A


                      Smith Barney Futures Management Inc.
                        390 Greenwich Street - 1st floor
                            New York, New York 10013




April _, 1997




European American Bank
335 Madison Avenue
New York, New York 10017
Attention:           Ms. Modesta Palma
                     Financial Institutions North America

Re:      Smith Barney Diversified Futures Fund L.P. II
         (the "Partnership")

This letter is sent in connection with the Escrow Agreement, dated August _, 1995, among European American Bank, Smith Barney Diversified Futures Fund L.P. II, Smith Barney Futures Management Inc. and Smith Barney Inc. (the "Escrow Agreement"). The Partnership has increased the number of Units to be offered, and Alexander J. Sloane has resigned as President and Director of Smith Barney Futures Management Inc.; Mr. David J. Vogel, a Director, is now also President. Consequently, the Escrow Agreement is amended as set forth below.

1.  Delete the last sentence of Paragraph 6 and replace it as follows:

         "The Continuous Offering Period for the Units shall mean a period commencing on the termination of the Initial Offering Period (if at least 5,000 Units are sold during the Initial Offering Period) and ending upon the sale of 150,000 Units."

2. Alexander J. Sloane is deleted from Schedule I and David J. Vogel is added thereto.
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Please acknowledge your agreement to these changes by signing one copy of this letter and returning it to the undersigned.

Very truly yours,

SMITH BARNEY DIVERSIFIED
FUTURES FUND L.P. II


By Smith Barney Futures Management Inc.
        General Partner


By
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    Name:
    Title:


SMITH BARNEY FUTURES
MANAGEMENT INC.


By
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    Name:
    Title:


SMITH BARNEY INC.


By
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    Name:
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ACKNOWLEDGED AND AGREED:

EUROPEAN AMERICAN BANK


By
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    Name:
    Title: